Leases and Other Commitments	12 Months Ended
Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

Note 10.  Leases and Other Commitments

At September 30, 2012, future minimum payments totaling $319.6 million under noncancelable operating leases with remaining terms of more than one fiscal year were due as follows: 2013 — $56.7 million; 2014 — $52.3 million; 2015 — $46.4 million; 2016 — $38.9 million; 2017 — $29.6 million; and thereafter — $95.7 million. In the normal course of business, operating leases are generally renewed or replaced by other leases. Certain operating leases include escalation clauses. Total rental expense was $65.3 million in fiscal 2012, $53.3 million in fiscal 2011, and $61.7 million in fiscal 2010.

The Company has commitments to purchase product from influenza vaccine manufacturers through the 2014/2015 flu season. The Company is required to purchase doses at prices it believes will represent market prices. The Company currently estimates its remaining purchase commitment under these agreements will be approximately $76.4 million as of September 30, 2012.

The Company has commitments to purchase blood products from suppliers through December 31, 2012. The Company is required to purchase quantities at prices it believes will represent market prices. The Company currently estimates its remaining purchase commitment under these agreements will be approximately $24.8 million as of September 30, 2012.

The Company outsources to IBM Global Services (“IBM”) a significant portion of its corporate and AmerisourceBergen Drug Corporation information technology activities including assistance with the implementation of the Company's new enterprise resource planning (“ERP”) system. The remaining commitment under the Company's ten-year arrangement, as amended, which expires in June 2015, is approximately $89.2 million as of September 30, 2012, of which $35.1 million represents the Company's commitment in fiscal 2013.